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                                                                   EXHIBIT 10.41
                            SUBORDINATION AGREEMENT



                                                                January 31, 2000

Greyrock Capital, a division of Banc of America
 Commercial Finance Corporation
10880 Wilshire Boulevard, Suite 1850
Los Angeles, California 90024

     Re:   PETOPIA.COM, INC. (the "Debtor")

Ladies and Gentlemen:

     The above-captioned Debtor is now indebted to Clifcor Capital, LLC and the other Holders (as defined in the Agreement and Plan of Merger, dated December 29, 1999, as amended (the "Merger Agreement") (collectively, "Junior Creditor") in the amount of $2,000,000.00 (the "Present Indebtedness"). Said indebtedness has not heretofore been assigned or subordinated.

     To induce Greyrock Capital, a division of Banc of America Commercial Finance Corporation (the "Senior Creditor) to enter into or to refrain from terminating a financial agreement with the Debtor and in consideration of any loans, advances, payments, extensions of credit (including the extension or renewal, in whole or in part, of any antecedent or other debt), benefits or financial accommodations heretofore or hereafter made, granted or extended by the Senior Creditor to or for the account of the Debtor, whether under said arrangements or otherwise, the Junior Creditor hereby makes subject and subordinate the payment of the Present Indebtedness as well as all other present and/or future indebtedness of Debtor to the undersigned together with any and all interest accrued or to accrue thereon (hereinafter referred to as the "Junior Debt ") to the payment of principal and interest (including interest accruing after the date on which the Debtor becomes subject to the jurisdiction of any federal or state debtor relief statute, whether or not recoverable against the Debtor) of any and all present and future debts and obligations of Debtor to the Senior Creditor, whether absolute or contingent, due or to become due, and whether direct or acquired by the Senior Creditor by transfer, assignment or otherwise whether or not such debts are contemplated by the
                        -------------------------------------------------
Debtor, the Senior Creditor, or the Junior Creditor (all hereinafter referred to
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as "Senior Debt")  and the Junior Creditor agrees not to ask, demand, sue for, take or receive payment of, discharge the Debtor from, or take capital stock of the Debtor in exchange for all or any part of the Junior Debt unless and until the Senior Debt shall have been fully paid and discharged, and all commitments by the Senior Creditor to extend credit to the Debtor shall have been terminated; provided, however, that the Junior Creditor may receive, and the Debtor may make, required payments in respect of the Present Indebtedness and any interest thereon.
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     Notwithstanding the terms or provisions of any agreement or arrangement which the Senior Creditor or Junior Creditor may now or hereafter have with the Debtor or any rule of law and irrespective of the time, order or method of perfection of any security interest or the recordation or other filing in any public record of any financing statement, any security interest in the assets of Debtor described in Exhibit A hereto (the "Senior Creditor Collateral') granted to the Senior Creditor by the Debtor, whether or not perfected, are and shall remain senior to any security interest therein now or hereafter granted by the Debtor to the Junior Creditor.

     The Junior Creditor shall have no right to take any action with respect to the Senior Creditor Collateral, whether by judicial or non-judicial foreclosure, notification to the Debtor's account debtors, or otherwise, unless and until all Senior Debt has been fully and indefeasibly paid, and the Senior Creditor shall have no commitment to extend any further credit to Debtor.

     This agreement is solely for the benefit of the parties and shall bind each of the parties and its respective successors and assigns, and no entity shall have any right, benefit, priority, or interest hereunder. This agreement shall be subject to modification only in writing, signed by Senior Creditor and Junior Creditor. This agreement shall remain in effect so long as Junior Creditor has a lien or security interest in any property of the Debtor, or until all of Debtor's Obligations to Senior Creditor have been paid in full.

     Any proceeds of the Senior Creditor Collateral, or proceeds thereof (whether or not identifiable), received by the Junior Creditor shall be paid to the Senior Creditor on demand.

     This Agreement shall remain in full force and effect notwithstanding the filing of a petition for relief by or against the Debtor under the Bankruptcy Code and shall apply with full force and effect with respect to all Senior Creditor Collateral acquired by the Debtor, or obligations incurred by the Debtor to the Subordinating Creditor, subsequent to the date of said petition.

     The Junior Creditor irrevocably waives any right to compel the Senior Creditor to marshal assets of the Debtor, whether such rights arise under California Civil Code section 3433 or otherwise.

     Upon the distribution of any assets of Debtor (whether by reason of sale, reorganization, liquidation, dissolution, arrangement, bankruptcy, receivership, assignment for the benefit of creditors, foreclosure or otherwise) the Senior Creditor shall be entitled to receive payment in full of the Senior Debt (including without limitation interest arising subsequent to the date of the filing by or against Debtor of any petition for relief under the Federal Bankruptcy Code or the making of any assignment for the benefit of creditors, whether or not such interest is recoverable from or provable against Debtor)
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prior to the payment of all or any part of the Junior Debt, other than Permitted
Payments; and you are hereby irrevocably appointed attorney-in-fact for the Junior Creditor with full power to act in the place and stead of the Junior Creditor in all matters relating to or affecting the Junior Debt, including the right to make, present, file and vote such proofs of claim against Debtor on account of all or any part of the Junior Debt as you may deem advisable and to receive and collect any and all dividends or other payments ("Dividends") made thereon and to apply the same on account of the Senior Debt. The Junior Creditor will execute and deliver to you such instruments as may be required by you to enforce any and all Junior Debt, to effectuate the aforesaid power of attorney and to effect collection of any and all Dividends which may be made at any time on account thereof.

     The Junior Creditor will not, without your prior written consent, assign to or subordinate in favor of any other entity any right, claim or interest in any part of the Junior Debt (except to any person or entity which shall have come an express party to this Agreement by executing a counterpart to this Agreement agreeing to be a Junior Creditor for the purposes of hereof), or commence or join with any other creditor in commencing any bankruptcy, reorganization or insolvency proceeding against Debtor.

     The Senior Creditor may at any time, in its discretion, renew or extend the time of payment of any portion of the Senior Debt, or waive or release any collateral which may be held therefor, and the Senior Creditor may enter into such agreements with Debtor as it may deem desirable without notice to or further assent from the Junior Creditor and without in any way affecting the rights of the Senior Creditor hereunder.

     This instrument is and shall be deemed to be a continuing subordination and shall be irrevocable. The Debtor acknowledges that attempted or purported termination of this Agreement by the Junior Creditor shall constitute a default in the terms and conditions of the Senior Debt.

     THE JUNIOR CREDITOR HEREBY WAIVES TRIAL BY JURY AND CONSENTS TO THE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA, AND THE UNITED STATES DISTRICT COURT, CENTRAL DISTRICT OF CALIFORNIA, IN ANY ACTION OR PROCEEDING COMMENCED IN ENFORCEMENT HEREOF. IN THE EVENT THAT THE SENIOR CREDITOR COMMENCES ANY ACTION OR SUIT IN THE FOREGOING COURTS TO ENFORCE THIS SUBORDINATION AGREEMENT, SERVICE OF PROCESS MAY BE MADE ON THE JUNIOR CREDITOR BY MAILING A COPY THEREOF TO THE JUNIOR CREDITOR AT THE ADDRESS SET FORTH BELOW, OR AT SUCH OTHER ADDRESS AS THE SENIOR CREDITOR SHALL HAVE BEEN ADVISED IN WRITING.

     In the event that either party deems it necessary to retain counsel to enforce any provision herein, the prevailing party shall recover all its attorneys fees and expenses from the unsuccessful party.
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     The Senior Creditor is authorized to demand specific performance of this agreement, whether or not Debtor or Junior Creditor has complied with any of the provisions hereof. Debtor and Junior Creditor waive any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

     Scott Vertrees hereby represents and warrants to the Senior Creditor that he is authorized to act as agent on behalf of Clifcor Capital LLC and as attorney-in-fact for the other Holders of the Junior Debt in the negotiation, execution and delivery of this Agreement, and that Junior Creditor's undertakings hereunder shall bind each and every Holder of the Junior Debt.

     The Debtor acknowledges notice of this Agreement and agrees to be bound by all of its terms and conditions. The Debtor hereby acknowledges that the Junior Debt is due and owing as of the date hereof without setoff, defense or counterclaim.


CLIFCOR CAPITAL LLC

By:    -------------------------
Name:  Scott Vertrees
Title: President

By:    -------------------------
       Scott Vertrees, as attorney in
       fact on behalf of:

       Ann Counts
       William Rauhauser
       John E. Flatley
       W.W. McGlothlin
       James O'Malley
       Helen Counts
       Bascom B. Matney
       Ronelle L. Rotterman-Matney
       Robert N. Beck, as Trustee under the
          Robert N. Beck Living Trust UTD    10/31/94
       Georgena M. Beck, as Trustee under the
          Georgena M. Beck Living Trust UTD    10/31/94
       Pete Baltaxe
       Doug Bertozzi
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       Ian Chaplin
       Jamie Cheng
       Michael Dunn
       Scott Galloway
       Geoffrey Hale
       Connie Hallquist
       Clifford Lindsay
       Lee Lodes
       Jawad Mohammed
       Jarom Smith
       Jason Stavers
       Pete Baltaxe
       Doug Bertozzi
       Ian Chaplin
       Jamie Cheng
       Michael Dunn
       Scott Galloway
       Geoffrey Hale
       Connie Hallquist
       Clifford Lindsay
       Lee Lodes
       Jawad Mohammed
       Jarom Smith
       Jason Stavers

ACCEPTED AND AGREED
this _____ of January, 2000

GREYROCK CAPITAL
a division of Banc of America Commercial Finance Corporation

By:    _______________________
Name:  _______________________
Title: _______________________


PETOPIA.COM, INC.

By: /s/ GREGORY SMITH
    -----------------
Name: Gregory Smith
      -------------
Title: Vice President of Finance
       -------------------------